UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2016

WP Glimcher Inc. (WPG) Washington Prime Group, L.P. (WPGLP)

(Exact name of Registrants as specified in its Charter)

	333-205859 (WPGLP)	46-4674640 (WPGLP)
Indiana (WPG and WPGLP)	001-36252 (WPG)	046-4323686 (WPG)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrants under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On Friday, January 8, 2016, Michael P. Glimcher, the Vice Chairman and Chief Executive Officer of WP Glimcher Inc. (a “Registrant”), Mark E. Yale, Registrant’s Executive Vice President and Chief Financial Officer, Keric “Butch” M. Knerr, Registrant’s Executive Vice President and Chief Operating Officer, Gregory E. Zimmerman, Registrant’s Executive Vice President, Development, and Melissa A. Indest, Registrant’s Senior Vice President, Finance and Chief Accounting Officer will participate in a presentation during Registrant’s Investor and Analyst Day held at The Westin New York at Times Square in New York, NY. The event begins at 9 A.M. ET and involves a presentation by the aforementioned members of Registrant’s management team on its overall corporate strategy, redevelopment and operational plans, and fiscal overview, including guidance on the Registrant’s per share Funds From Operations for fiscal year 2016. The presentation will be webcasted and available on the Registrant’s website (www.wpglimcher.com) until January 8, 2017. A question and answer session between the aforementioned members of Registrant’s management team and invited participants will follow the presentation. Copies of the slides used during the presentation are furnished with this Form 8-K as Exhibit 99.1 and will be available on the Registrant’s website until January 8, 2017.

The information in this Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing by Registrant or Washington Prime Group, L.P. (“WPGLP”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing(s).

Forward Looking Statements

This Form 8-K, the exhibits hereto, and the statements made by Mr. Glimcher and other members of the Registrant’s management team made at the event described in this Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which represent the current expectations and beliefs of management of WPGLP and Registrant concerning the business and operations of Registrant and WPGLP as well as other future events and their potential effects on WPGLP and Registrant, including, but not limited to, statements relating to anticipated financial and operating results, WPGLP and Registrant’s plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions.  Such statements are based upon the current beliefs and expectations of WPGLP and Registrant’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPGLP or Registrant to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, without limitation:  the ability to satisfy the conditions to pending transactions on the proposed terms and timeframe; the possibility that the transactions do not close when expected or at all; the ability to finance transactions; the effect of the announcement of the transactions on WPGLP and Registrant’s relationships with certain of its tenants, lenders or other business parties or on their operating results and businesses generally; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or other joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, development, expansion, leasing and management of properties; risks relating to the January 2015 merger with Glimcher Realty Trust (“Glimcher”), including the ability to effectively integrate Registrant’s business with that of Glimcher; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPGLP and Registrant’s tax positions; failure of Registrant to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future transactions, including any future acquisitions or divestitures; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPGLP’s and Registrant’s statements and periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this communication are qualified by the risk factors provided in the aforementioned reports and statements.  Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and WPGLP and Registrant undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.  Actual results may differ materially from current projections, expectations and plans, if any. Investors, potential investors and others should give careful consideration to these risks and uncertainties. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	WP Glimcher Investor Presentation – January 2016.

SIGNATURES

Pursuant to the requirements of the Exchange Act, Registrant and WPGLP have duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WP Glimcher Inc.
(Registrant)

Date: January 8, 2016	/s/ Gregory A. Gorospe
Gregory A. Gorospe
Executive Vice President, General Counsel & Secretary

Washington Prime Group, L.P.
(Registrant)

by: WP Glimcher Inc., its sole general partner

Date: January 8, 2016	/s/ Gregory A. Gorospe
Gregory A. Gorospe
Executive Vice President, General Counsel & Secretary